Proxy Agreement

This Proxy Agreement (the "Agreement") is entered into as of Nov 03, 2010 between the following parties in Hefei, China:

A) Anhui Lang Wen Tian Cheng Consulting and Management Co., Ltd ("Wonder WFOE" or "Party A") at #441 Huang Shan Rd, Hefei, Anhui, China.

B) Anhui Wonder Educational Investment & Management Corporation ("China Wonder")
Address: No. 188,North Hezuohua Road, Hefei, Anhui, **PRC**

C1) Anhui Computer Training School
#375 Huangshan Road, Hefei, Anhui, China

C2) Hubei Computer Training School
#1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China

C3) Jiangsu Computer Training School
#196 Jiangning Rd, Nanjiang, China

C4) Zhejiang Computer Training School
#2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China

C5) Henan Computer Training School
Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China

C6) Fujian Computer Training School
#36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China

C7) Liaoning Computer Training School
ShengBei University City, Yuhong District, Shengyang, China

(Parties C1, C2, C3, C4, C5, C6 and C7 are collectively referred to as ('C'))

D) Mr. Xie, Chun Gui, Chinese Citizen from Hefei, Anhui, China

WHEREAS

1. Mr. Xie, Chun Gui is the Chairman of the board and controlling shareholder of Wonder WFOE, China Wonder and all the seven schools in C;

2. Mr. Xie, Chun Gui has the vetoing power in Wonder WFOE and the power to control the business decision of any sort due to his absolute majority of stock ownership;

3. Parties China Wonder, C and D are willing unlimitedly to entrust the person designated by Wonder WFOE with the shareholder's voting right at the shareholder's meeting of China Wonder and the seven schools in C.

NOW THEREFORE, the parties agree as follows:

1. Parties China Wonder, C and D hereby agree to irrevocably entrust the person designated by Wonder WFOE with their shareholder's voting rights and other shareholder's right for representing

them to exercise such rights at any of the shareholder's meeting in accordance with the laws and its Article of Association, including but not limited to the rights to sell or transfer all or any of their equity interests of their respective companies, and appoint and vote the directors and Chairman as the authorized representative of shareholder of their respective companies.

2. Mr. Xie, Chun Gui, being the majority shareholder of Wonder WFOE, is hereby designated as the person who accepts the entrustments authorized by China Wonder and the seven schools in C to exercise their shareholder's voting rights and shareholder's rights pursuant to this Agreement.

4. China Wonder and C hereby acknowledge that if they transfer the equity interests of their respective company, the transferee shall be impelled to continue to perform this Agreement.

5. China Wonder and C hereby acknowledge that if the Wonder WFOE withdraws the appointment of the relevant person, they will withdraw the appointment and authorization to this person and authorize other persons designated by the Wonder WFOE for exercising their shareholder's voting rights and other rights of themselves at the shareholder's meeting of the respective companies.

This Agreement has been duly executed by the parties' authorized representatives as of the date first set forth above and shall be effective simultaneously.

The effective term shall be twenty (20) years and may be extended by the written agreement among the parties upon the expiration of this Agreement.

Any amendment and/or rescission shall be agreed by the Parties in writing.

[Signature Page]

All the shareholders of Wonder WFOE, China Wonder and each of the seven schools:

Signature, Name, Title, Company Chop

A) Anhui Lang Wen Tian Cheng Consulting and Management Co., Ltd ("Wonder WFOE" or "Party A") at #441 Huang Shan Rd, Hefei, Anhui, China.

/Xie, Chun Gui, Chairman

B) Anhui Wonder Educational Investment & Management Corporation ("China Wonder")
Address: No. 188,North Hezuohua Road, Hefei, Anhui, **PRC**

/Xie, Chun Gui, Chairman

C1) Anhui Computer Training School
#375 Huangshan Road, Hefei, Anhui, China

/Xie, Chun Gui, Chairman

C2) Hubei Computer Training School
#1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China

/Xie, Chun Gui, Chairman

C3) Jiangsu Computer Training School
#196 Jiangning Rd, Nanjiang, China

/Xie, Chun Gui, Chairman

C4) Zhejiang Computer Training School
#2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China

/Xie, Chun Gui, Chairman

C5) Henan Computer Training School
Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China

/Xie, Chun Gui, Chairman

C6) Fujian Computer Training School
#36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China

/Xie, Chun Gui, Chairman

C7) Liaoning Computer Training School
ShengBei University City, Yuhong District, Shengyang, China

/Xie, Chun Gui, Chairman